Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jomil M. Guerrero and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Lofton Holder
Lofton Holder, Trustee
June 28, 2022

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jomil M. Guerrero and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Kirk C. Lehneis
Kirk C. Lehneis, Trustee
June 28, 2022

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jomil M. Guerrero and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michael A. Pignataro
Michael A. Pignataro, Trustee
June 28, 2022

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jomil M. Guerrero and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Paul D. Schaeffer
Paul D. Schaeffer, Trustee
June 28, 2022

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Matthew V. Curtin, Jomil M. Guerrero and Adefolahan Oyefeso as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michelle A. Shell
Michelle A. Shell, Trustee
June 28, 2022